                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                        DATE OF REPORT: FEBRUARY 19, 2002

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                       HUNTINGTON BANCSHARES INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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   Maryland                         0-2525                      31-0724920
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(STATE OR OTHER              (COMMISSION FILE NO.)            (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

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                                Huntington Center
                              41 South High Street
                              Columbus, Ohio 43287
                                 (614) 480-8300
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


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ITEM  5.  OTHER EVENTS.

         On February 19, 2002, Huntington Bancshares Incorporated ("Huntington") issued a news release announcing that the board of directors has authorized a new share repurchase program for up to 22 million shares. The information contained in the news release, which is attached as Exhibit 99.1 to this report, is incorporated herein by reference.

         The information contained or incorporated by reference in this Current Report on Form 8-K may contain forward-looking statements, including certain plans, expectations, goals, and projections, which are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors, including: changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of business strategies; the successful integration of acquired businesses; the nature, extent, and timing of governmental actions and reforms; and extended disruption of vital infrastructure. All forward-looking statements included in this Current Report on Form 8-K are based on information available at the time of the Report. Huntington assumes no obligation to update any forward-looking statement.


ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)  Exhibits.

         Exhibit 99.1 News Release of February 19, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         HUNTINGTON BANCSHARES INCORPORATED


Date:    February 21, 2002               By:  /s/ Richard A. Cheap
                                              --------------------------
                                              Richard A. Cheap, Secretary

                                  EXHIBIT INDEX

Exhibit No.                    Description
-----------                    -----------
Exhibit 99.1    *    News Release of February 19, 2002.


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* Filed with this report.